UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  February 17, 2010
(Date of earliest event reported:  February 11, 2010)

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HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
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Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 17, 2010, we announced that Clarence H. Ridley, our non-executive chairman of the board, has chosen not to stand for re-election to the Board of Directors.  He will serve out his  term of office which will expire at our 2010 annual meeting of stockholders on May 10, 2010 and then serve as chairman emeritus.  Mr. Ridley has served on our board since 1979 and as chairman since 2001.  Mr. Ridley’s decision not to stand for re-election does not arise from any disagreement on any matter relating to the Company’s operations, policies or practices.

The Board of Directors intends to appoint L. Phillip Humann, as non-executive chairman of the board upon his re-election at the 2010 annual stockholders’ meeting.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

         (c)          Exhibits

              99.1           Press Release dated February 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
February 17, 2010	By:
Jenny Hill Parker Vice President, Secretary and Treasurer